UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	November 30, 2019

Date of reporting period:	December 1, 2018 — November 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Equity Income Fund

Annual report
11 | 30 | 19

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PEYAX

Putnam
Equity Income
Fund

Annual report
11 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

January 10, 2020

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Equity Income Fund Portfolio Manager Darren Jaroch scours the universe of large companies, seeking attractively priced stocks of businesses that he believes are poised for positive change.

2 Equity Income Fund

Pursuing positive returns in all types of markets

For rolling five-year periods over the past 15 years, Putnam Equity Income Fund delivered a positive return 97% of the time.

A multidimensional approach to value investing

The fund targets a wider array of opportunities than many other equity income funds, with an emphasis on businesses that could enhance capital appreciation potential.

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Performance history as of 11/30/19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/19. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 Equity Income Fund

Darren has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

Lauren B. DeMore, CFA, and Walter D. Scully, CPA, are Assistant Portfolio Managers of the fund.

Darren, could you tell us about the investing environment for the reporting period?

The period began in December 2018, which turned out to be an extremely challenging month for U.S. stock market investors. After two months of increasing turbulence, stock markets took a sharper turn downward in December, and major stock indexes finished the year with their worst annual performance since 2008. Among the issues that contributed to the downturn were geopolitical instability, uncertainty about monetary policy, and the ongoing U.S.–China trade dispute.

After the difficult end to 2018, stocks rebounded quite dramatically in the early months of 2019. The Federal Reserve’s decision to put interest-rate hikes on hold boosted investor sentiment. Positive corporate earnings and better-than-expected economic growth helped U.S. stocks advance through April, when all three major indexes posted solid returns. However, the month of May turned tumultuous for stocks, due to investor concerns over the escalating global trade conflict.

Volatility continued through June and into July, when the Federal Reserve cut short-term interest rates for the first time since 2008. Stocks

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Allocations are shown as a percentage of the fund’s net assets as of 11/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Equity Income Fund

tumbled after Fed Chairman Jerome Powell described the cut as a “mid-cycle adjustment” and did not indicate any future cuts. In addition, signs of slowing growth continued to dampen investor sentiment. Stocks were pressured again in August, with trade conflict headlines sending the Dow Jones Industrial Average to its biggest intraday drop of the year. In the final months of the period, stocks recovered somewhat after the Fed lowered short-term interest rates two more times. Following the October rate cut, the S&P 500 Index closed at a record high, and expectations of further monetary easing boosted stocks.

How did the fund perform during the reporting period?

The fund posted a return of 14.64% for the 12-month period. The fund outperformed its benchmark by a considerable margin — the Russell 1000 Value Index returned 11.33% for the period. The fund’s return was also better than the average return of 10.77% for funds in its Lipper peer group. In terms of sectors in the fund’s portfolio, consumer staples and utilities stocks detracted from returns somewhat, while all other sectors contributed to performance.

Could you provide some examples of stocks or strategies that helped the fund’s performance?

Our investments in Microsoft and Apple were the top contributors to performance relative to the benchmark for the period. Microsoft has generated earnings that exceeded analysts’ estimates, and we believe it continues to offer attractive earnings prospects. In our assessment, Microsoft is attractively valued for what it offers. We believe that the company excels in its three core businesses. Most of its peers focus on just one of those businesses, yet those peers trade at much higher multiples.

Microsoft’s divisions include its classic Office 365 franchise, a software-as-a-service business that is now offered as a paid subscription. Its cloud-computing business, Azure, has delivered solid revenue growth and has been a key competitor in this segment of the market. And Microsoft’s video-gaming business, best known for Xbox, offers an impressive lineup of gaming platforms.

Apple stock has surged in 2019 due to solid revenue and earnings growth, and despite lower iPhone sales. Its most recent quarterly results, announced in October, exceeded analyst expectations. Key contributors to the company’s growth were its services business and wearable products, such as the Apple watch and AirPods earbuds. Growth for the wearable products has been much higher than expected, and the services business, which has high profit margins, is also growing rapidly.

While we believe that both Apple and Microsoft remain attractively priced relative to many technology companies, we are monitoring them carefully to determine if they are becoming too expensive given our value strategy.

Another highlight for the period was our investment in aerospace and defense company Northrop Grumman, a stock that is not part of the fund’s benchmark index. In 2018, Northrop struggled along with its industry as uncertainty arose about defense spending and possible budget cuts. For Northrop specifically, the stock was pressured by concerns about the company’s departing CEO and its acquisition of defense and space contractor Orbital ATK. However, Northrop stock recovered in 2019 as investors became less concerned about the management transition and the company delivered strong financial performance. Northrop stock remained in the fund’s portfolio at period-end. In our view, this is a well-managed company that focuses on cash flow, profitability, and returning cash to shareholders. We also believe that the Orbital

Equity Income Fund 7

acquisition brings added expertise in an attractive growth area of the aerospace and defense industry.

Another contributor to fund performance was our investment in Ball Corporation, a stock that we no longer owned at the close of the period. Ball is a provider of metal packaging for beverages, food, and household products. For most of 2019, this stock rose as investors became excited about the company’s growth potential. In particular, investors were focused on Ball’s environmentally friendly products and sustainability initiatives. Many years ago, the company chose not to move to plastic packaging, while many of its competitors did. Instead, Ball increased its focus on improving metal packaging and the flexibility of its production lines. The strategy proved to be effective, especially as more consumers have favored non-plastic alternatives. Although we believe the company is fundamentally strong, the stock’s valuation soared to a level that we believed was too high. We sold the stock in August after determining that it no longer met our value criteria. We believe our timing was right. After the company reported its third-quarter results, investors realized their growth expectations were likely too high, and the stock has declined in the months since.

What were some holdings that detracted from the fund’s performance?

DXC Technology was the top detractor for the 12-month reporting period. Formerly known as CSC, the company merged with Hewlett Packard’s services business in March 2017 to create DXC. During the period, the company’s stock declined after it reported a disappointing outlook for earnings and revenue. When we added the stock to the portfolio, it was extraordinarily inexpensive, in our view, given DXC’s solid balance sheet, strong management team, and potential to grow its cloud services business. However, the stock price was hurt throughout 2019 by weakness in DXC’s other more traditional businesses, such as IT consulting and security, which faced tough competition.

Also detracting from performance was our investment in Alcoa, a U.S.-based aluminum producer. The company has been pressured, along with the entire metals and mining industry, by concerns over the U.S.–China trade conflict as well as the slowdown in economic growth in China.

Another company that was negatively affected by the trade conflict and China’s economic slowdown was Cisco Systems. The stock of

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Equity Income Fund

this technology giant also detracted from fund performance during the period. Cisco delivered a disappointing earnings forecast, due in large part to these ongoing China-related challenges.

The fund recently increased its dividend. Would you explain the factors behind that?

The fund’s quarterly dividend generally has reflected the degree to which companies in the portfolio are paying dividends. Due to an increase in dividend income earned by the portfolio, the fund’s dividend increased in September 2019 from $0.079 per class A share to $0.099. The fund’s other share classes had similar increases.

As the fund begins a new fiscal year, what is your outlook?

Throughout most of 2019, the best-performing areas of the market were classic growth stocks in industries such as technology as well as stable growth stocks in industries such as real estate and utilities. Value stocks generally underperformed relative to these areas of the market, and by the close of the period, value stocks were considerably less expensive than growth stocks, which creates buying opportunities for our portfolio.

At the same time, we believe that a number of uncertainties and potential risks remain for investors, including a continued slowdown in global economic growth. For this reason, I am comfortable with the balanced structure of the portfolio, and we plan to maintain a mix of cyclical and defensive holdings. As always, our focus remains on individual stock selection and making sure that the risk/return profile is balanced for every holding in the portfolio.

Thanks for your time and for bringing us up to date, Darren.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Equity Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/15/77)
Before sales charge	10.25%	208.14%	11.91%	50.65%	8.54%	40.37%	11.97%	14.64%
After sales charge	10.10	190.43	11.25	41.99	7.26	32.30	9.78	8.05
Class B (9/13/93)
Before CDSC	10.04	190.06	11.24	45.12	7.73	37.19	11.12	13.75
After CDSC	10.04	190.06	11.24	43.12	7.43	34.19	10.30	8.75
Class C (2/1/99)
Before CDSC	10.06	185.68	11.07	45.11	7.73	37.24	11.13	13.73
After CDSC	10.06	185.68	11.07	45.11	7.73	37.24	11.13	12.73
Class R (1/21/03)
Net asset value	9.98	200.41	11.63	48.80	8.27	39.27	11.67	14.33
Class R5 (7/2/12)
Net asset value	10.40	217.16	12.24	52.79	8.85	41.45	12.25	14.91
Class R6 (7/2/12)
Net asset value	10.42	219.41	12.31	53.60	8.96	41.84	12.36	15.00
Class Y (10/1/98)
Net asset value	10.39	215.89	12.19	52.64	8.83	41.44	12.25	14.93

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 Equity Income Fund

Comparative index returns For periods ended 11/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 1000 Value Index	—†	202.13%	11.69%	45.80%	7.83%	31.62%	9.59%	11.33%
Lipper Equity Income
Funds category average*	10.68%	178.39	10.71	43.48	7.40	32.93	9.87	10.77

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/19, there were 527, 467, 410, 243, and 4 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $29,006 and $28,568, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R5, R6 and Y shares would have been valued at $30,041, $31,716, $31,941 and $31,589, respectively.

Equity Income Fund 11

Fund price and distribution information For the 12-month period ended 11/30/19

Distributions	Class A		Class B	Class C	Class R	Class R5	Class R6	Class Y
Number	4		4	4	4	4	4	4
Income	$0.469447		$0.284447	$0.290447	$0.408447	$0.537447	$0.556447	$0.530447
Capital gains
Long-term gains	0.820000		0.820000	0.820000	0.820000	0.820000	0.820000	0.820000
Short-term gains	0.072553		0.072553	0.072553	0.072553	0.072553	0.072553	0.072553
Total	$1.362000		$1.177000	$1.183000	$1.301000	$1.430000	$1.449000	$1.423000
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
11/30/18	$24.48	$25.97	$24.17	$24.17	$24.29	$24.51	$24.51	$24.50
11/30/19	26.37	27.98	26.02	26.01	26.15	26.39	26.39	26.39
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	1.50%	1.42%	0.78%	0.80%	1.27%	1.76%	1.85%	1.74%
Current 30-day
SEC yield[2]	N/A	1.33	0.67	0.67	1.17	1.67	1.76	1.66

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge of 5.75% for class A shares was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Equity Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/15/77)
Before sales charge	10.31%	213.03%	12.09%	55.40%	9.22%	41.35%	12.23%	29.93%
After sales charge	10.16	195.03	11.43	46.47	7.93	33.22	10.03	22.46
Class B (9/13/93)
Before CDSC	10.10	194.85	11.42	49.67	8.40	38.20	11.39	28.92
After CDSC	10.10	194.85	11.42	47.67	8.11	35.20	10.58	23.92
Class C (2/1/99)
Before CDSC	10.11	190.31	11.25	49.72	8.41	38.19	11.39	28.90
After CDSC	10.11	190.31	11.25	49.72	8.41	38.19	11.39	27.90
Class R (1/21/03)
Net asset value	10.04	205.32	11.81	53.52	8.95	40.38	11.97	29.59
Class R5 (7/2/12)
Net asset value	10.46	222.44	12.42	57.65	9.53	42.49	12.53	30.26
Class R6 (7/2/12)
Net asset value	10.48	224.69	12.50	58.43	9.64	42.91	12.64	30.38
Class Y (10/1/98)
Net asset value	10.45	221.02	12.37	57.39	9.50	42.44	12.51	30.24

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 11/30/18	0.91%	1.66%	1.66%	1.16%	0.65%	0.55%	0.66%
Annualized expense ratio for the
six-month period ended 11/30/19*	0.91%	1.66%	1.66%	1.16%	0.65%	0.55%	0.66%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/19 to 11/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.91	$8.94	$8.94	$6.26	$3.51	$2.97	$3.57
Ending value (after expenses)	$1,153.30	$1,149.20	$1,149.40	$1,152.30	$1,155.20	$1,155.20	$1,155.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/19, use the following calculation method. To find the value of your investment on 6/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.61	$8.39	$8.39	$5.87	$3.29	$2.79	$3.35
Ending value (after expenses)	$1,020.51	$1,016.75	$1,016.75	$1,019.25	$1,021.81	$1,022.31	$1,021.76

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Equity Income Fund

Consider these risks before investing

Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Equity Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

16 Equity Income Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2019, Putnam employees had approximately $484,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Equity Income Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

18 Equity Income Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least March 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of

Equity Income Fund 19

Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

20 Equity Income Fund

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Equity Income Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 540, 467 and 403 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Equity Income Fund 21

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Equity Income Fund

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam Equity Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund (the “fund”), including the fund’s portfolio, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of November 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
January 10, 2020

Equity Income Fund 23

The fund’s portfolio 11/30/19

COMMON STOCKS (97.3%)*	Shares	Value
Aerospace and defense (4.3%)
General Dynamics Corp.	661,813	$120,277,895
Northrop Grumman Corp.	764,395	268,891,229
Raytheon Co.	828,719	180,180,085
		569,349,209
Airlines (0.8%)
Southwest Airlines Co.	1,855,238	106,935,918
		106,935,918
Auto components (0.8%)
Delphi Automotive PLC	1,167,807	109,633,721
		109,633,721
Automobiles (0.8%)
General Motors Co.	2,937,503	105,750,108
		105,750,108
Banks (14.0%)
Bank of America Corp.	13,910,679	463,503,824
BB&T Corp.	1,592,455	87,139,138
Citigroup, Inc.	5,238,639	393,526,562
JPMorgan Chase & Co.	4,428,374	583,482,558
KeyCorp	3,951,991	76,629,105
PNC Financial Services Group, Inc. (The)	845,752	129,577,664
Wells Fargo & Co.	2,546,844	138,701,124
		1,872,559,975
Beverages (2.0%)
Keurig Dr Pepper, Inc. S	1,104,203	34,164,041
Molson Coors Brewing Co. Class B	1,666,495	84,124,668
PepsiCo, Inc.	1,125,569	152,886,037
		271,174,746
Biotechnology (3.7%)
AbbVie, Inc.	2,009,127	176,260,712
Amgen, Inc.	805,483	189,062,970
Gilead Sciences, Inc.	1,907,027	128,228,495
		493,552,177
Building products (1.9%)
Fortune Brands Home & Security, Inc.	1,793,210	113,438,465
Johnson Controls International PLC	3,438,280	147,261,532
		260,699,997
Capital markets (3.5%)
Charles Schwab Corp. (The)	1,781,927	88,205,387
Goldman Sachs Group, Inc. (The)	533,635	118,120,107
KKR & Co., Inc. Class A	5,577,720	164,486,963
State Street Corp.	1,394,928	104,759,093
		475,571,550
Chemicals (2.9%)
Air Products & Chemicals, Inc.	546,539	129,163,562
Dow, Inc.	3,562,037	190,105,915
DuPont de Nemours, Inc.	719,811	46,650,951
Sherwin-Williams Co. (The)	44,012	25,664,718
		391,585,146

24 Equity Income Fund

COMMON STOCKS (97.3%)* cont.	Shares	Value
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $52) (Private)
(Germany) † ∆∆ F	39	$32
New Middle East Other Assets GmbH (acquired 8/2/13, cost $21) (Private)
(Germany) † ∆∆ F	16	13
		45
Communications equipment (1.1%)
Cisco Systems, Inc.	3,151,932	142,814,039
		142,814,039
Consumer finance (0.8%)
Capital One Financial Corp.	935,447	93,554,054
Oportun Financial Corp. (acquired various dates from 2/6/15 to 9/19/19,
cost $19,315,471) (Private) † ∆∆ F	662,124	12,627,367
		106,181,421
Diversified telecommunication services (2.0%)
AT&T, Inc.	5,011,395	187,325,945
Verizon Communications, Inc.	1,270,173	76,515,222
		263,841,167
Electric utilities (4.1%)
American Electric Power Co., Inc.	2,143,817	195,837,683
Edison International	1,480,902	102,330,328
Exelon Corp.	2,404,231	106,747,856
NextEra Energy, Inc.	646,375	151,135,403
		556,051,270
Electrical equipment (0.8%)
Eaton Corp. PLC	1,183,390	109,463,575
		109,463,575
Energy equipment and services (0.3%)
Halliburton Co.	1,932,231	40,557,529
		40,557,529
Entertainment (0.7%)
Activision Blizzard, Inc.	1,781,908	97,702,016
		97,702,016
Equity real estate investment trusts (REITs) (3.2%)
American Tower Corp.	922,687	197,482,699
Boston Properties, Inc.	685,463	94,964,044
Gaming and Leisure Properties, Inc.	3,327,816	140,433,835
		432,880,578
Food and staples retail (4.9%)
BJ’s Wholesale Club Holdings, Inc. † S	4,383,809	103,896,273
Kroger Co. (The)	5,142,836	140,605,136
Walgreens Boots Alliance, Inc.	1,165,641	69,472,204
Walmart, Inc.	2,859,899	340,585,372
		654,558,985
Health-care equipment and supplies (1.9%)
Becton Dickinson and Co.	677,286	175,078,431
Danaher Corp.	543,670	79,364,947
		254,443,378
Health-care providers and services (1.6%)
Cigna Corp.	1,100,560	220,023,955
		220,023,955

Equity Income Fund 25

COMMON STOCKS (97.3%)* cont.	Shares	Value
Hotels, restaurants, and leisure (1.0%)
Hilton Worldwide Holdings, Inc.	1,335,085	$140,183,925
		140,183,925
Household durables (0.7%)
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $52) (Private) (Germany) † ∆∆ F	78	64
PulteGroup, Inc.	2,471,484	97,994,341
		97,994,405
Household products (1.5%)
Procter & Gamble Co. (The)	1,602,398	195,588,700
		195,588,700
Independent power and renewable electricity producers (0.9%)
NRG Energy, Inc.	2,958,258	117,531,590
		117,531,590
Industrial conglomerates (1.0%)
General Electric Co.	2,783,220	31,366,889
Honeywell International, Inc.	549,592	98,129,652
		129,496,541
Insurance (3.5%)
American International Group, Inc.	2,888,924	152,130,738
Assured Guaranty, Ltd.	4,112,556	204,188,405
Hartford Financial Services Group, Inc. (The)	1,874,634	115,964,859
		472,284,002
Internet and direct marketing retail (—%)
Global Fashion Group SA (acquired various dates from 8/2/13 to 9/14/17,
cost $2,876,460) (Private) (Luxembourg) † ∆∆ F	88,958	191,720
		191,720
IT Services (1.0%)
DXC Technology Co.	229,172	8,554,991
Fidelity National Information Services, Inc.	901,927	124,601,215
		133,156,206
Machinery (0.5%)
Stanley Black & Decker, Inc.	454,678	71,720,908
		71,720,908
Media (2.7%)
Charter Communications, Inc. Class A †	382,665	179,856,377
Comcast Corp. Class A	4,051,729	178,883,835
		358,740,212
Metals and mining (0.9%)
Alcoa Corp. †	3,170,336	64,516,338
Freeport-McMoRan, Inc. (Indonesia)	5,187,634	59,035,275
		123,551,613
Mortgage real estate investment trusts (REITs) (0.3%)
MFA Financial, Inc.	5,004,410	38,333,781
		38,333,781
Oil, gas, and consumable fuels (8.3%)
BP PLC (United Kingdom)	20,022,424	124,347,763
ConocoPhillips	3,096,493	185,603,790
Encana Corp. (Canada)	7,040,410	27,614,647
Enterprise Products Partners LP	4,683,600	123,272,352
EOG Resources, Inc.	691,863	49,053,087

26 Equity Income Fund

COMMON STOCKS (97.3%)* cont.	Shares	Value
Oil, gas, and consumable fuels cont.
Exxon Mobil Corp.	2,754,936	$187,693,790
Marathon Oil Corp.	4,264,869	49,685,724
Occidental Petroleum Corp.	503,071	19,403,448
ONEOK, Inc.	1,246,400	88,556,720
TOTAL SA (France)	2,009,936	105,501,012
Valero Energy Corp.	1,599,248	152,712,192
		1,113,444,525
Personal products (0.2%)
Coty, Inc. Class A S	2,561,199	29,556,236
		29,556,236
Pharmaceuticals (6.6%)
AstraZeneca PLC ADR (United Kingdom) S	3,600,203	174,537,841
Eli Lilly & Co.	1,293,931	151,842,803
Johnson & Johnson	1,840,440	253,042,096
Merck & Co., Inc.	2,374,888	207,042,736
Pfizer, Inc.	2,734,976	105,351,276
		891,816,752
Road and rail (1.4%)
Union Pacific Corp.	1,023,665	180,154,803
		180,154,803
Semiconductors and semiconductor equipment (3.0%)
Intel Corp.	1,981,657	115,035,189
NXP Semiconductors NV	582,477	67,322,692
Qualcomm, Inc.	1,738,074	145,216,083
Texas Instruments, Inc.	661,636	79,535,264
		407,109,228
Software (3.1%)
Microsoft Corp.	2,761,772	418,077,045
		418,077,045
Specialty retail (0.8%)
Home Depot, Inc. (The)	500,954	110,465,367
		110,465,367
Technology hardware, storage, and peripherals (2.0%)
Apple, Inc.	994,029	265,654,250
		265,654,250
Thrifts and mortgage finance (1.2%)
Radian Group, Inc.	6,124,892	158,267,209
		158,267,209
Trading companies and distributors (0.6%)
United Rentals, Inc. †	564,894	86,457,023
		86,457,023
Total common stocks (cost $8,751,771,799)		$13,075,106,546

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value
Danaher Corp. 4.75% cv. pfd.	60,921	$69,588,231
Stanley Black & Decker, Inc. $5.25 cv. pfd. †	144,341	15,007,134
Total convertible preferred stocks (cost $75,514,335)		$84,595,365

Equity Income Fund 27

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 2.375%, 12/31/20 [i]	$110,000	$111,880
Total U.S. treasury obligations (cost $111,880)		$111,880

	Principal amount/
SHORT-TERM INVESTMENTS (2.5%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.86% [d]	Shares	53,267,235	$53,267,235
Putnam Short Term Investment Fund 1.78% L	Shares	243,365,696	243,365,696
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.59% P	Shares	120,000	120,000
Regency Markets No. 1, LLC asset backed commercial paper
1.732%, 12/4/19		$22,623,000	22,617,872
U.S. Treasury Bills 1.618%, 4/9/20 ∆		8,592,000	8,543,778
U.S. Treasury Bills 1.603%, 4/16/20 ∆		5,300,000	5,268,961
U.S. Treasury Bills 1.889%, 3/12/20		1,216,000	1,210,677
U.S. Treasury Bills 1.574%, 5/21/20 ∆		440,000	436,745
U.S. Treasury Bills 1.636%, 4/2/20		51,000	50,732
Total short-term investments (cost $334,881,234)			$334,881,696

TOTAL INVESTMENTS
Total investments (cost $9,162,279,248)			$13,494,695,487

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2018 through November 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $13,443,704,116.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $12,819,196, or 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $13,013,210 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

28 Equity Income Fund

At the close of the reporting period, the fund maintained liquid assets totaling $14,321,968 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/19 (aggregate face value $414,449,534)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	12/18/19	$14,875,664	$14,911,489	$35,825
Barclays Bank PLC
	British Pound	Sell	12/18/19	137,696,534	130,174,116	(7,522,418)
Citibank, N.A.
	Canadian Dollar	Sell	1/15/20	28,482,721	28,531,612	48,891
Goldman Sachs International
	British Pound	Sell	12/18/19	125,937,654	119,071,253	(6,866,401)
	Canadian Dollar	Sell	1/15/20	25,899,675	25,946,054	46,379
	Euro	Sell	12/18/19	50,046,724	50,147,014	100,290
State Street Bank and Trust Co.
	Euro	Sell	12/18/19	45,578,024	45,667,996	89,972
Unrealized appreciation						321,357
Unrealized (depreciation)						(14,388,819)
Total						$(14,067,462)

* The exchange currency for all contracts listed is the United States Dollar.

Equity Income Fund 29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$720,283,395	$—	$—
Consumer discretionary	564,027,462	—	191,784
Consumer staples	1,150,878,667	—	—
Energy	1,154,002,054	—	—
Financials	3,110,570,571	—	12,627,367
Health care	1,859,836,262	—	—
Industrials	1,514,277,974	—	45
Information technology	1,366,810,768	—	—
Materials	515,136,759	—	—
Real estate	432,880,578	—	—
Utilities	673,582,860	—	—
Total common stocks	13,062,287,350	—	12,819,196

Convertible preferred stocks	15,007,134	69,588,231	—
U.S. treasury obligations	—	111,880	—
Short-term investments	243,485,696	91,396,000	—
Totals by level	$13,320,780,180	$161,096,111	$12,819,196

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(14,067,462)	$—
Totals by level	$—	$(14,067,462)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

30 Equity Income Fund

Statement of assets and liabilities 11/30/19

ASSETS
Investment in securities, at value, including $51,616,098 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $8,865,646,317)	$13,198,062,556
Affiliated issuers (identified cost $296,632,931) (Notes 1 and 5)	296,632,931
Cash	763
Dividends, interest and other receivables	32,415,475
Receivable for shares of the fund sold	9,563,634
Unrealized appreciation on forward currency contracts (Note 1)	321,357
Prepaid assets	76,337
Total assets	13,537,073,053

LIABILITIES
Payable for shares of the fund repurchased	9,564,378
Payable for compensation of Manager (Note 2)	5,137,408
Payable for custodian fees (Note 2)	92,273
Payable for investor servicing fees (Note 2)	2,973,357
Payable for Trustee compensation and expenses (Note 2)	3,022,987
Payable for administrative services (Note 2)	46,414
Payable for distribution fees (Note 2)	3,974,650
Unrealized depreciation on forward currency contracts (Note 1)	14,388,819
Collateral on securities loaned, at value (Note 1)	53,267,235
Collateral on certain derivative contracts, at value (Notes 1 and 8)	231,880
Other accrued expenses	669,536
Total liabilities	93,368,937

Net assets	$13,443,704,116

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,762,912,341
Total distributable earnings (Note 1)	4,680,791,775
Total — Representing net assets applicable to capital shares outstanding	$13,443,704,116

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($8,568,585,343 divided by 324,909,154 shares)	$26.37
Offering price per class A share (100/94.25 of $26.37)*	$27.98
Net asset value and offering price per class B share ($106,863,690 divided by 4,106,730 shares)**	$26.02
Net asset value and offering price per class C share ($381,826,575 divided by 14,677,937 shares)**	$26.01
Net asset value, offering price and redemption price per class R share
($81,829,678 divided by 3,129,343 shares)	$26.15
Net asset value, offering price and redemption price per class R5 share
($67,476,073 divided by 2,556,509 shares)	$26.39
Net asset value, offering price and redemption price per class R6 share
($1,287,321,332 divided by 48,771,732 shares)	$26.39
Net asset value, offering price and redemption price per class Y share
($2,949,801,425 divided by 111,795,808 shares)	$26.39

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund 31

Statement of operations Year ended 11/30/19

INVESTMENT INCOME
Dividends (net of foreign tax of $1,062,880)	$310,773,451
Interest (including interest income of $5,502,974 from investments in affiliated issuers) (Note 5)	9,094,124
Securities lending (net of expenses) (Notes 1 and 5)	1,353,899
Total investment income	321,221,474

EXPENSES
Compensation of Manager (Note 2)	58,845,159
Investor servicing fees (Note 2)	18,538,816
Custodian fees (Note 2)	105,781
Trustee compensation and expenses (Note 2)	519,199
Distribution fees (Note 2)	25,860,299
Administrative services (Note 2)	364,268
Other	2,529,957
Total expenses	106,763,479
Expense reduction (Note 2)	(288,402)
Net expenses	106,475,077

Net investment income	214,746,397

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	340,348,542
Redemptions in kind (Note 3)	19,649,387
Foreign currency transactions (Note 1)	(49,594)
Forward currency contracts (Note 1)	33,607,124
Futures contracts (Note 1)	(6,938,155)
Total net realized gain	386,617,304
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	1,172,449,962
Forward currency contracts	(24,596,277)
Futures contracts	(153,189)
Total change in net unrealized appreciation	1,147,700,496

Net gain on investments	1,534,317,800

Net increase in net assets resulting from operations	$1,749,064,197

The accompanying notes are an integral part of these financial statements.

32 Equity Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/19	Year ended 11/30/18
Operations
Net investment income	$214,746,397	$194,139,770
Net realized gain on investments
and foreign currency transactions	386,617,304	439,784,878
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	1,147,700,496	(307,630,888)
Net increase in net assets resulting from operations	1,749,064,197	326,293,760
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(154,727,752)	(89,308,090)
Class B	(1,382,327)	(439,845)
Class C	(4,502,278)	(1,361,252)
Class M	(1,176,343)	(509,311)
Class R	(1,545,085)	(873,996)
Class R5	(847,183)	(667,177)
Class R6	(27,666,587)	(15,086,865)
Class Y	(55,170,390)	(29,697,897)
Net realized short-term gain on investments
Class A	(23,701,982)	—
Class B	(368,268)	—
Class C	(1,128,087)	—
Class M	(244,183)	—
Class R	(288,540)	—
Class R5	(95,663)	—
Class R6	(3,376,435)	—
Class Y	(7,052,424)	—
From net realized long-term gain on investments
Class A	(267,881,115)	(141,613,737)
Class B	(4,162,185)	(2,636,857)
Class C	(12,749,708)	(7,475,315)
Class M	(2,759,778)	(1,470,770)
Class R	(3,261,102)	(1,878,316)
Class R5	(1,081,187)	(920,216)
Class R6	(38,160,663)	(16,581,986)
Class Y	(79,706,892)	(34,240,029)
Increase (decrease) from capital share transactions (Note 4)	91,165,597	(17,598,365)
Total increase (decrease) in net assets	1,147,193,637	(36,066,264)

NET ASSETS
Beginning of year	12,296,510,479	12,332,576,743
End of year	$13,443,704,116	$12,296,510,479

The accompanying notes are an integral part of these financial statements.

Equity Income Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
November 30, 2019	$24.48	.40	2.85	3.25	(.47)	(.89)	(1.36)	—	$26.37	14.64	$8,568,585.91		1.66	12
November 30, 2018	24.51	.37	.28	.65	(.27)	(.41)	(.68)	—	24.48	2.65	8,050,928.91		1.51	16
November 30, 2017	21.09	.30	3.69	3.99	(.36)	(.21)	(.57)	—[d,e]	24.51	19.28	8,466,321	.92[f]	1.30	11
November 30, 2016	20.69	.33	1.22	1.55	(.30)	(.85)	(1.15)	—	21.09	8.01	3,316,513	.97[g]	1.66[g]	15
November 30, 2015	22.76	.32	(.43)	(.11)	(.29)	(1.67)	(1.96)	—	20.69	(.63)	3,454,264.96		1.51	22
Class B
November 30, 2019	$24.17	.22	2.80	3.02	(.28)	(.89)	(1.17)	—	$26.02	13.75	$106,864	1.66	.92	12
November 30, 2018	24.19	.18	.29	.47	(.08)	(.41)	(.49)	—	24.17	1.93	124,574	1.66	.75	16
November 30, 2017	20.84	.13	3.63	3.76	(.20)	(.21)	(.41)	—[d,e]	24.19	18.33	158,052	1.67[f]	.57	11
November 30, 2016	20.44	.18	1.22	1.40	(.15)	(.85)	(1.00)	—	20.84	7.29	105,267	1.72[g]	.92[g]	15
November 30, 2015	22.51	.16	(.43)	(.27)	(.13)	(1.67)	(1.80)	—	20.44	(1.41)	102,903	1.71	.76	22
Class C
November 30, 2019	$24.17	.22	2.80	3.02	(.29)	(.89)	(1.18)	—	$26.01	13.73	$381,827	1.66	.91	12
November 30, 2018	24.20	.18	.28	.46	(.08)	(.41)	(.49)	—	24.17	1.91	379,587	1.66	.74	16
November 30, 2017	20.83	.13	3.65	3.78	(.20)	(.21)	(.41)	—[d,e]	24.20	18.40	440,477	1.67[f]	.58	11
November 30, 2016	20.45	.18	1.21	1.39	(.16)	(.85)	(1.01)	—	20.83	7.20	370,527	1.72[g]	.91[g]	15
November 30, 2015	22.52	.16	(.42)	(.26)	(.14)	(1.67)	(1.81)	—	20.45	(1.37)	355,619	1.71	.77	22
Class R
November 30, 2019	$24.29	.34	2.82	3.16	(.41)	(.89)	(1.30)	—	$26.15	14.33	$81,830	1.16	1.42	12
November 30, 2018	24.31	.31	.28	.59	(.20)	(.41)	(.61)	—	24.29	2.45	96,822	1.16	1.25	16
November 30, 2017	20.93	.24	3.65	3.89	(.30)	(.21)	(.51)	—[d,e]	24.31	18.90	113,504	1.17[f]	1.09	11
November 30, 2016	20.53	.28	1.22	1.50	(.25)	(.85)	(1.10)	—	20.93	7.80	118,848	1.22[g]	1.41[g]	15
November 30, 2015	22.60	.26	(.42)	(.16)	(.24)	(1.67)	(1.91)	—	20.53	(.89)	116,895	1.21	1.26	22
Class R5
November 30, 2019	$24.51	.46	2.85	3.31	(.54)	(.89)	(1.43)	—	$26.39	14.91	$67,476.65		1.88	12
November 30, 2018	24.53	.42	.30	.72	(.33)	(.41)	(.74)	—	24.51	2.95	32,219.65		1.67	16
November 30, 2017	21.10	.37	3.68	4.05	(.41)	(.21)	(.62)	—[d,e]	24.53	19.57	67,389	.66[f]	1.67	11
November 30, 2016	20.70	.39	1.22	1.61	(.36)	(.85)	(1.21)	—	21.10	8.35	120,507	.66[g]	1.97[g]	15
November 30, 2015	22.77	.38	(.42)	(.04)	(.36)	(1.67)	(2.03)	—	20.70	(.30)	106,460.65		1.81	22
Class R6
November 30, 2019	$24.51	.49	2.84	3.33	(.56)	(.89)	(1.45)	—	$26.39	15.00	$1,287,321.55		2.02	12
November 30, 2018	24.53	.47	.27	.74	(.35)	(.41)	(.76)	—	24.51	3.06	1,117,896.55		1.87	16
November 30, 2017	21.11	.38	3.69	4.07	(.44)	(.21)	(.65)	—[d,e]	24.53	19.68	965,235	.56[f]	1.68	11
November 30, 2016	20.70	.41	1.23	1.64	(.38)	(.85)	(1.23)	—	21.11	8.52	616,651	.56[g]	2.07[g]	15
November 30, 2015	22.77	.40	(.42)	(.02)	(.38)	(1.67)	(2.05)	—	20.70	(.21)	386,755.55		1.92	22

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Equity Income Fund	Equity Income Fund 35

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
November 30, 2019	$24.50	.46	2.85	3.31	(.53)	(.89)	(1.42)	—	$26.39	14.93	$2,949,801.66		1.91	12
November 30, 2018	24.52	.44	.28	.72	(.33)	(.41)	(.74)	—	24.50	2.95	2,412,784.66		1.77	16
November 30, 2017	21.10	.36	3.68	4.04	(.41)	(.21)	(.62)	—[d,e]	24.52	19.54	2,035,965	.67[f]	1.58	11
November 30, 2016	20.69	.38	1.23	1.61	(.35)	(.85)	(1.20)	—	21.10	8.33	1,544,573	.72[g]	1.92[g]	15
November 30, 2015	22.76	.37	(.42)	(.05)	(.35)	(1.67)	(2.02)	—	20.69	(.38)	1,580,470.71		1.78	22

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and JPMorgan Chase which amounted to less than $0.01 per share outstanding on September 29, 2017.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

f Includes one time merger costs of 0.01%.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

36 Equity Income Fund	Equity Income Fund 37

Notes to financial statements 11/30/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2018 through November 30, 2019.

Putnam Equity Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in common stocks and other equity investments that offer the potential for current income. This policy may be changed only after 60 days’ notice to shareholders. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge and class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end-sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

38 Equity Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Equity Income Fund 39

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss.

40 Equity Income Fund

The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $14,242,150 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $13,013,210 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $53,267,235 and the value of securities loaned amounted to $51,616,098.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Equity Income Fund 41

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from redesignation of taxable distributions, from partnership income and from transfer in kind gain/loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $19,327,686 to increase undistributed net investment income, $19,529,727 to increase paid-in capital and $38,857,413 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$4,773,795,586
Unrealized depreciation	(463,646,392)
Net unrealized appreciation	4,310,149,194
Undistributed ordinary income	44,668,592
Undistributed long-term gain	326,197,203
Cost for federal income tax purposes	$9,170,478,831

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.470% of the fund’s average net assets.

42 Equity Income Fund

Putnam Management has contractually agreed, through March 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$12,718,262	Class R5	60,539
Class B	176,283	Class R6	609,725
Class C	586,929	Class Y	4,124,575
Class M	124,664	Total	$18,538,816
Class R	137,839

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $123,117 under the expense offset arrangements and by $165,285 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $8,929, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense

Equity Income Fund 43

for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$20,033,156
Class B	1.00%	1.00%	1,109,144
Class C	1.00%	1.00%	3,695,573
ClassM *	1.00%	0.75%	588,507
Class R	1.00%	0.50%	433,919
Total			$25,860,299

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $483,079 and $3,793 from the sale of class A and class M shares, respectively, and received $23,510 and $3,883 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $332 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,602,660,136	$1,439,947,852
U.S. government securities (Long-term)	—	—
Total	$1,602,660,136	$1,439,947,852

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

For the reporting period the fund had redemptions in kind which resulted in redemptions out of the fund totaling $201,411,037, which includes cash redemptions of $7,232,823.

44 Equity Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	21,004,198	$504,527,517	20,832,333	$517,422,563
Shares issued in connection with
reinvestment of distributions	19,488,591	417,277,889	8,738,188	214,961,652
	40,492,789	921,805,406	29,570,521	732,384,215
Shares repurchased	(44,396,913)	(1,062,447,023)	(46,200,768)	(1,148,666,194)
Net decrease	(3,904,124)	$(140,641,617)	(16,630,247)	$(416,281,979)

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	109,603	$2,541,880	196,767	$4,815,331
Shares issued in connection with
reinvestment of distributions	264,733	5,521,604	117,674	2,859,863
	374,336	8,063,484	314,441	7,675,194
Shares repurchased	(1,422,246)	(33,484,715)	(1,692,722)	(41,573,493)
Net decrease	(1,047,910)	$(25,421,231)	(1,378,281)	$(33,898,299)

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	2,095,242	$48,825,205	3,167,082	$78,014,890
Shares issued in connection with
reinvestment of distributions	803,099	16,777,659	332,730	8,090,382
	2,898,341	65,602,864	3,499,812	86,105,272
Shares repurchased	(3,927,671)	(92,818,394)	(5,995,466)	(145,098,899)
Net decrease	(1,029,330)	$(27,215,530)	(2,495,654)	$(58,993,627)

	YEAR ENDED 11/30/19*		YEAR ENDED 11/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	144,185	$3,335,967	200,091	$4,908,453
Shares issued in connection with
reinvestment of distributions	197,172	4,132,069	80,723	1,960,050
	341,357	7,468,036	280,814	6,868,503
Shares repurchased	(3,725,455)	(95,494,757)	(438,728)	(10,765,113)
Net decrease	(3,384,098)	$(88,026,721)	(157,914)	$(3,896,610)

Equity Income Fund 45

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	425,268	$9,932,898	608,525	$14,970,756
Shares issued in connection with
reinvestment of distributions	221,818	4,685,963	102,454	2,501,244
	647,086	14,618,861	710,979	17,472,000
Shares repurchased	(1,504,313)	(35,756,306)	(1,392,476)	(34,298,301)
Net decrease	(857,227)	$(21,137,445)	(681,497)	$(16,826,301)

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class R5	Shares	Amount	Shares	Amount
Shares sold	2,378,213	$57,865,298	511,484	$12,717,744
Shares issued in connection with
reinvestment of distributions	93,249	2,024,033	64,654	1,587,393
	2,471,462	59,889,331	576,138	14,305,137
Shares repurchased	(1,229,296)	(27,436,219)	(2,008,789)	(49,448,989)
Net increase (decrease)	1,242,166	$32,453,112	(1,432,651)	$(35,143,852)

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	21,629,393	$515,574,180	18,819,471	$472,355,180
Shares issued in connection with
reinvestment of distributions	3,200,033	69,061,676	1,286,060	31,668,800
	24,829,426	584,635,856	20,105,531	504,023,980
Shares repurchased	(13,633,362)	(319,982,157)	(9,018,353)	(223,460,681)
Redemption in kind	(8,041,895)	(201,411,037)	(4,817,751)	(118,942,517)
Net increase	3,154,169	$63,242,662	6,269,427	$161,620,782

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	39,214,883	$929,684,690	37,883,790	$946,005,052
Shares issued in connection with
reinvestment of distributions	6,059,132	130,517,698	2,351,131	57,905,572
	45,274,015	1,060,202,388	40,234,921	1,003,910,624
Shares repurchased	(31,967,055)	(762,290,021)	(24,767,964)	(618,089,103)
Net increase	13,306,960	$297,912,367	15,466,957	$385,821,521

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

46 Equity Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/18	cost	proceeds	income	of 11/30/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$135,744,665	$1,106,985,079	$1,189,462,509	$3,020,797	$53,267,235
Putnam Short Term
Investment Fund**	297,757,049	477,496,486	531,887,839	5,502,974	243,365,696
Total Short-term
investments	$433,501,714	$1,584,481,565	$1,721,350,348	$8,523,771	$296,632,931

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	7
Forward currency contracts (contract amount)	$421,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$321,357	Payables	$14,388,819
Total		$321,357		$14,388,819

Equity Income Fund 47

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$33,607,124	$33,607,124
Equity contracts	(6,938,155)	—	$(6,938,155)
Total	$(6,938,155)	$33,607,124	$26,668,969

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(24,596,277)	$(24,596,277)
Equity contracts	(153,189)	—	$(153,189)
Total	$(153,189)	$(24,596,277)	$(24,749,466)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	State Street Bank and Trust Co.	Total
Assets:
Forward currency contracts#	$35,825	$—	$48,891	$146,669	$89,972	$321,357
Total Assets	$35,825	$—	$48,891	$146,669	$89,972	$321,357
Liabilities:
Forward currency contracts#	—	7,522,418	—	6,866,401	—	14,388,819
Total Liabilities	$—	$7,522,418	$—	$6,866,401	$—	$14,388,819
Total Financial and Derivative	$35,825	$(7,522,418)	$48,891	$(6,719,732)	$89,972	$(14,067,462)
Net Assets
Total collateral received (pledged)†##	$—	$(6,849,733)	$48,891	$(6,163,477)	$89,972
Net amount	$35,825	$(672,685)	$—	$(556,255)	$—
Controlled collateral received
(including TBA commitments)**	$—	$—	$120,000	$—	$111,880	$231,880
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$(6,849,733)	$—	$(6,163,477)	$—	$(13,013,210)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

48 Equity Income Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $358,879,728 as a capital gain dividend with respect to the taxable year ended November 30, 2019, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $6,865,891 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

Equity Income Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

50 Equity Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of November 30, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Equity Income Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

52 Equity Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered	Officer, and Chief Risk Officer	Principal Financial Officer,
Public Accounting Firm		Principal Accounting Officer,
KPMG LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN020 319340 1/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2019	$58,906	$ —	$4,910	$ —
November 30, 2018	$57,290	$ —	$4,815	$ —

For the fiscal years ended November 30, 2019 and November 30, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,910 and $4,815 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2019	$ —	$ —	$ —	$ —
November 30, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 27, 2020